UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
December 31, 2008
Date of Report (date of earliest event reported)
NATIONAL DENTEX CORPORATION
(Exact name of registrant as specified in its charter)
Commission file number 000-23092

MASSACHUSETTS	04-2762050
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

2 Vision Drive
Natick, MA	01760
(Address of Principal Executive Offices)	(Zip Code)
(508) 907-7800
(Registrant’s Telephone No., including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Ex-10.2 Amendment No. 3 to National Dentex Corporation Supplemental Executive Retirement Plan
Ex-10.4 Amendment No.2 to National Dentex Corporation Supplemental Laboratory Executive Retirement Plan
Ex-10.6 Amendment No. 1 to National Dentex Corporation Supplemental Executive Retirement Plan VI

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     The Board of Directors of National Dentex Corporation (“National Dentex”) approved amendments (the “Amendments”) to the National Dentex Corporation Supplemental Executive Retirement Plan, the National Dentex Corporation Supplemental Laboratory Executive Retirement Plan and the National Dentex Corporation Supplemental Executive Retirement Plan VI (the “Plans”). The Amendments were adopted by the required consent of the Plans’ participants effective December 31, 2008. The purpose of the Amendments was to conform certain defined terms, including “disability”, and the timing of certain payments, including for “specified employees”, to the final rules under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code), as well as making certain other clarifications under the Plans. Section 409A of the Code covers a wide range of nonqualified deferred compensation plans and arrangements and imposes a number of restrictions on such plans and arrangements for participants which are necessary to avoid premature taxation and additional tax penalties, which could be imposed upon service providers. No other material amendments were made to the Plans.
     Participants in the Plans include the following executive officers of National Dentex: David L. Brown, Richard F. Becker, Jr., and Wayne M. Coll. The Plans and the Amendments are attached hereto as Exhibits 10.1 through 10.6, respectively, and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
10.1	National Dentex Corporation Supplemental Executive Retirement Plan, dated April 4, 1995. (Incorporated by reference to the Company’s Current Report on Form 8-K dated December 8, 2006)

10.2	Amendment No. 3 to National Dentex Corporation Supplemental Executive Retirement Plan, dated December 31, 2008*

10.3	National Dentex Corporation Supplemental Laboratory Executive Retirement Plan, dated January 1, 1996. (Incorporated by reference to the Company’s Current Report on Form 8-K dated December 8, 2006)

10.4	Amendment No. 2 to National Dentex Corporation Supplemental Laboratory Executive Retirement Plan, dated December 31, 2008*

10.5	National Dentex Corporation Supplemental Executive Retirement Plan VI, dated August 11, 2006. (Incorporated by reference from the Current Report on Form 8-K dated August 11, 2006)

10.6	Amendment No. 1 to National Dentex Corporation Supplemental Executive Retirement Plan VI dated December 31, 2008*

*	Filed herewith.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONAL DENTEX CORPORATION (Registrant)
January 6, 2009	By:	/s/ Richard F. Becker, Jr.
Richard F. Becker, Jr.
Executive Vice President and Treasurer

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Exhibit Index
10.1	National Dentex Corporation Supplemental Executive Retirement Plan, dated April 4, 1995. (Incorporated by reference to the Company’s Current Report on Form 8-K dated December 8, 2006)

10.2	Amendment No. 3 to National Dentex Corporation Supplemental Executive Retirement Plan, dated December 31, 2008*

10.3	National Dentex Corporation Supplemental Laboratory Executive Retirement Plan, dated January 1, 1996. (Incorporated by reference to the Company’s Current Report on Form 8-K dated December 8, 2006)

10.4	Amendment No. 2 to National Dentex Corporation Supplemental Laboratory Executive Retirement Plan, dated December 31, 2008*

10.5	National Dentex Corporation Supplemental Executive Retirement Plan VI, dated August 11, 2006. (Incorporated by reference from the Current Report on Form 8-K dated August 11, 2006)

10.6	Amendment No. 1 to National Dentex Corporation Supplemental Executive Retirement Plan VI dated December 31, 2008*

*	Filed herewith.

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